News Release

Investor Contact:

Niels Christensen, 215-986-6651

Niels.Christensen@unisys.com

Media Contact:

Jim Kerr, 215-986-5795

Jim.Kerr@unisys.com

UNISYS ANNOUNCES THIRD-QUARTER 2011 FINANCIAL RESULTS; NET INCOME INCREASES

SIGNIFICANTLY ON REVENUE GROWTH

* Revenue grows 6 percent to $1.02 billion; up slightly in constant currency

* Excluding the U.S. Federal business, revenue grows 14 percent

* Services revenue excluding the U.S. Federal business grows 12 percent, led by growth in systems integration and IT outsourcing

* Technology revenue grows 36 percent, driven by higher ClearPath sales

* Operating profit rises 48 percent to $113 million, or 11.1 percent of revenue

* Services operating profit margin of 8.7 percent, up from 8.0 percent in 3Q

2010

* Net income from continuing operations of $79 million, up significantly

* Diluted EPS from continuing operations of $1.63 vs. 50 cents in 3Q 2010

* Free cash flow of $65 million

* Company announces call of the remaining $66 million of 2012 senior notes

BLUE BELL, Pa., October 24, 2011 - Unisys Corporation (NYSE: UIS) today reported third-quarter 2011 net income from continuing operations of $78.6 million, or

$1.63 per diluted share, compared with third-quarter 2010 net income from continuing operations of $21.8 million, or 50 cents per diluted share. Revenue in the third quarter of 2011 grew 6 percent to $1.02 billion compared with $961 million in the year-ago quarter. Foreign currency fluctuations had a positive impact on revenue in the quarter of almost 6 percentage points.

"This was a strong quarter for Unisys," said Unisys Chairman and CEO Ed Coleman.

"Building on our foundational work to strengthen our competitive and financial position, we grew both total revenue and services revenue and tripled our earnings per share from continuing operations. Strong ClearPath sales, continued

growth in our non-U.S. Federal IT outsourcing business, and higher sales of industry solutions within our system integration business more than offset a decline in our U.S. Federal business where market conditions remain challenging.

"We remain focused on achieving our strategic financial goals, delivering innovative products and solutions, and providing consistently high levels of service quality to our customers," Coleman said.

OVERALL COMPANY AND BUSINESS SEGMENT HIGHLIGHTS

Third-quarter 2011 revenue grew 6 percent year-over-year despite a decline in the company's U.S. Federal business. Excluding the U.S. Federal business,

overall revenue grew 14 percent when compared to the prior-year period. The company saw revenue growth in all regions except for Latin America outside of

Brazil. On a constant currency basis, overall third-quarter 2011 revenue was up slightly over the year-ago period.

Unisys reported a third-quarter 2011 gross profit margin of 27.9 percent, up from 24.7 percent in the year-ago quarter, primarily reflecting higher sales of

ClearPath software and servers and a more profitable mix of services revenue.

Operating expenses (selling, general and administrative expenses plus research and development) increased 7 percent, largely attributable to currency fluctuations. Unisys reported third-quarter 2011 operating income of $113.0 million, or 11.1 percent of revenue, up from operating income of $76.1 million,

or 7.9 percent of revenue, in the third quarter of 2010.

Third-quarter 2011 services revenue increased 2 percent year-over-year despite lower revenue in the company's U.S. Federal business. Excluding the U.S. Federal business, services revenue grew 12 percent from the year-ago quarter, driven by the seventh consecutive quarter of growth in IT outsourcing revenue and by growth in systems integration revenue in the quarter. Services gross profit margin improved to 21.6 percent compared with 20.6 percent a year ago while services operating profit margin improved to 8.7 percent compared with 8.0 percent a year ago.

Services backlog at September 30, 2011 was $5.3 billion, a decrease of 8 percent from September 30, 2010. Third-quarter services orders showed a low double-digit year-over-year decline in the quarter, reflecting lower outsourcing and U.S.

Federal orders. Services orders increased mid-single digits sequentially from the second quarter of 2011.

Third-quarter 2011 technology revenue grew 36 percent year-over-year, driven by significantly higher sales of ClearPath software and servers. Reflecting the higher ClearPath sales, technology gross profit margins improved to 57.4 percent compared with 47.5 percent in the year-ago quarter, while technology operating profit margin increased to 25.8 percent compared with 7.4 percent a year ago.

CASH FLOW AND BALANCE SHEET HIGHLIGHTS

Unisys generated $94 million of cash from operations in the third quarter of

2011 compared with $127 million in the year-ago quarter. Capital expenditures in the third quarter of 2011 were $29 million compared with $46 million in the year-ago quarter. The company generated $65 million of free cash flow (cash provided by operations less capital expenditures) compared with free cash flow of $81 million in the year-ago quarter.

At September 30, 2011, Unisys reported $667 million of cash on hand and $445 million of total debt. As part of its debt reduction program, Unisys is calling for redemption its 8% senior notes due October 2012. The $65.9 million of notes will be redeemed in accordance with the provisions of the notes.

CONFERENCE CALL

Unisys will hold a conference call today at 5:30 p.m. Eastern Time to discuss its results. The listen-only Webcast, as well as the accompanying presentation materials, can be accessed via a link on the Unisys Investor Web site at

www.unisys.com/investor. Following the call, an audio replay of the Webcast,

and accompanying presentation materials, can be accessed through the same link.

ABOUT UNISYS

Unisys is a worldwide information technology company. We provide a portfolio of

IT services, software, and technology that solves critical problems for clients. We specialize in helping clients secure their operations, increase the efficiency and utilization of their data centers, enhance support to their end users and constituents, and modernize their enterprise applications. To provide these services and solutions, we bring together offerings and capabilities in outsourcing services, systems integration and consulting services,

infrastructure services, maintenance services, and high-end server technology.

With approximately 23,000 employees, Unisys serves commercial organizations and government agencies throughout the world. For more information, visit

www.unisys.com.

FORWARD-LOOKING STATEMENTS

Any statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation

Reform Act of 1995. Forward-looking statements include, but are not limited to,

any projections of earnings, revenues, or other financial items; any statements of the company's plans, strategies or objectives for future operations;

statements regarding future economic conditions or performance; and any statements of belief or expectation. All forward-looking statements rely on assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Risks and uncertainties that could affect the company's future results include the company's ability to drive profitable growth in consulting and systems integration; the company's ability to take on, successfully implement and grow outsourcing operations;

market demand for the company's high-end enterprise servers and maintenance on those servers; the potential adverse effects of aggressive competition in the information services and technology marketplace; the company's ability to retain significant clients; the company's ability to effectively anticipate and respond to volatility and rapid technological change in its industry; the adverse effects of global economic conditions; the company's significant pension obligations and potential requirements to make significant cash contributions to its defined benefit pension plans; the success of the company's program to reduce costs, focus its global resources and simplify its business structure; the risks that the company's contracts may not be as profitable as expected or provide the expected level of revenues and that contracts with U.S. governmental agencies may subject it to audits, criminal penalties, sanctions and other expenses and fines; the risk that the company may face damage to its reputation or legal liability if its clients are not satisfied with its services or products; the performance and capabilities of third parties with whom the company has commercial relationships; the risks of doing business internationally when more than half of the company's revenue is derived from international operations; the company's ability to access capital and credit markets to address its liquidity needs; the potential for intellectual property infringement claims to be asserted against the company or its clients; the possibility that pending litigation could affect the company's results of operations or cash flow; the business and financial risk in implementing future dispositions or acquisitions; the company's ability to use its U.S. Federal net operating loss carryforwards and other tax attributes; and

the company's consideration of all available information following the end of the quarter and before the filing of the Form 10-Q and the possible impact of this subsequent event information on its financial statements for the reporting period. Additional discussion of factors that could affect the company's future results is contained in its periodic filings with the Securities and Exchange

Commission. The company assumes no obligation to update any forward-looking statements.

####

RELEASE NO.: 1024/9070

Unisys is a registered trademark of Unisys Corporation. Any other brands and products referenced herein are acknowledged to be trademarks or registered trademarks of their respective holders.


UNISYS CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

(Millions, except per share data)

Three Months Nine Months

Ended September 30 Ended September 30

------------------ ------------------

2011 2010 2011 2010

-------- -------- -------- --------

Revenue

Services $876.3 $855.2 $2,519.3 $2,597.7

Technology 143.8 105.4 349.2 377.3

-------- -------- -------- --------

1,020.1 960.6 2,868.5 2,975.0

Costs and expenses

Cost of revenue:

Services 680.0 675.9 2,010.6 2,070.5

Technology 55.3 47.3 151.2 143.9

-------- -------- -------- --------

735.3 723.2 2,161.8 2,214.4

Selling, general and

administrative 153.3 142.4 446.5 458.7

Research and development 18.5 18.9 57.2 60.8

-------- -------- -------- --------

907.1 884.5 2,665.5 2,733.9

-------- -------- -------- --------

Operating profit 113.0 76.1 203.0 241.1

Interest expense 12.5 25.0 51.7 76.8

Other income (expense), net 16.6 (0.2) (56.6) (44.6)

-------- -------- -------- --------

Income from continuing

operations before

income taxes 117.1 50.9 94.7 119.7

Provision for income taxes 33.4 28.2 52.4 52.7

-------- -------- -------- --------

Consolidated income before

discontinued operations 83.7 22.7 42.3 67.0

Income from discontinued

operations, net of taxes - 6.5 - 73.2

-------- -------- -------- --------

Net income 83.7 29.2 42.3 140.2

Less: Net income attributable to

noncontrolling interests 1.0 0.9 6.6 3.3

Less: Preferred stock

dividends 4.1 - 9.5 -

-------- -------- -------- --------

Net income attributable to

Unisys Corporation

common shareholders $78.6 $28.3 $26.2 $136.9

======== ======== ======== ========

Amounts attributable to Unisys

Corporation common shareholders

Income from continuing

operations, net of tax $78.6 $21.8 $26.2 $63.7

Income from discontinued

operations, net of tax - 6.5 - 73.2

-------- -------- -------- --------

Net income attributable to

Unisys Corporation

common shareholders $78.6 $28.3 $26.2 $136.9

======== ======== ======== ========

Earnings per common share attributable

to Unisys Corporation

Basic

Continuing operations $ 1.82 $ .51 $ .61 $ 1.50

Discontinued operations .00 .15 .00 1.72

-------- -------- -------- --------

Total $ 1.82 $ .66 $ .61 $ 3.22

======== ======== ======== ========

Diluted

Continuing operations $ 1.63 $ .50 $ .60 $ 1.47

Discontinued operations .00 .15 .00 1.69

-------- -------- -------- --------

Total $ 1.63 $ .65 $ .60 $ 3.16

======== ======== ======== ========

Shares used in the per share

computations (thousands):

Basic 43,246 42,620 43,063 42,536

Diluted 50,623 43,292 43,635 43,335


UNISYS CORPORATION

SEGMENT RESULTS

(Unaudited)

(Millions)

Elimi-

Total nations Services Technology

-------- -------- -------- ----------

Three Months Ended

September 30, 2011

------------------

Customer revenue $1,020.1 $876.3 $143.8

Intersegment ($26.4) 0.9 25.5

-------- -------- -------- --------

Total revenue $1,020.1 ($26.4) $877.2 $169.3

======== ======== ======== ========

Gross profit percent 27.9% 21.6% 57.4%

======== ======== ========

Operating profit

percent 11.1% 8.7% 25.8%

======== ======== ========

Three Months Ended

September 30, 2010

------------------

Customer revenue $960.6 $855.2 $105.4

Intersegment ($25.6) 1.2 24.4

-------- -------- -------- --------

Total revenue $960.6 ($25.6) $856.4 $129.8

======== ======== ======== ========

Gross profit percent 24.7% 20.6% 47.5%

======== ======== ========

Operating profit

percent 7.9% 8.0% 7.4%

======== ======== ========

Nine Months Ended

September 30, 2011

------------------

Customer revenue $2,868.5 $2,519.3 $349.2

Intersegment ($70.2) 2.7 67.5

-------- -------- -------- --------

Total revenue $2,868.5 ($70.2) $2,522.0 $416.7

======== ======== ======== ========

Gross profit percent 24.6% 19.9% 53.1%

======== ======== ========

Operating profit

percent 7.1% 6.7% 14.6%

======== ======== ========

Nine Months Ended

September 30, 2010

------------------

Customer revenue $2,975.0 $2,597.7 $377.3

Intersegment ($84.9) 3.6 81.3

-------- -------- -------- --------

Total revenue $2,975.0 ($84.9) $2,601.3 $458.6

======== ======== ======== ========

Gross profit percent 25.6% 19.5% 54.3%

======== ======== ========

Operating profit

percent 8.1% 6.3% 16.9%

======== ======== ========


UNISYS CORPORATION

CONSOLIDATED BALANCE SHEETS

(Unaudited)

(Millions)

September 30, December 31,

2011 2010

---------- ----------

Assets

Current assets

Cash and cash equivalents $667.3 $828.3

Accounts and notes receivable, net 696.0 789.7

Inventories

Parts and finished equipment 35.8 44.8

Work in process and materials 30.7 44.1

Deferred income taxes 31.6 40.7

Prepaid expense and other

current assets 101.2 127.8

---------- ----------

Total 1,562.6 1,875.4

---------- ----------

Properties 1,293.2 1,339.0

Less accumulated depreciation

and amortization 1,093.4 1,119.3

---------- ----------

Properties, net 199.8 219.7

---------- ----------

Outsourcing assets, net 143.2 162.3

Marketable software, net 129.7 143.8

Prepaid postretirement assets 35.4 31.2

Deferred income taxes 151.0 179.6

Goodwill 193.9 197.9

Other long-term assets 151.3 211.0

---------- ----------

Total $2,566.9 $3,020.9

========== ==========

Liabilities and stockholders' deficit

Current liabilities

Current maturities of long-term debt $0.9 $0.8

Accounts payable 236.1 260.7

Deferred revenue 431.2 556.3

Other accrued liabilities 429.7 518.9

---------- ----------

Total 1,097.9 1,336.7

---------- ----------

Long-term debt 444.4 823.2

Long-term postretirement liabilities 1,388.8 1,509.2

Long-term deferred revenue 129.0 149.4

Other long-term liabilities 101.3 136.2

Commitments and contingencies

Total stockholders' deficit (594.5) (933.8)

---------- ----------

Total $2,566.9 $3,020.9

========== ==========


UNISYS CORPORATION

CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited)

(Millions)

Nine Months Ended

September 30

-------------------

2011 2010

-------- --------

Cash flows from operating activities

Consolidated income before

discontinued operations $42.3 $67.0

Income from discontinued operations,

net of taxes - 73.2

Add (deduct) items to reconcile consolidated net

income to net cash provided by operating activities:

Foreign currency transaction loss - 19.9

Loss on debt extinguishment 77.6 1.4

Employee stock compensation 12.8 7.3

Company stock issued for U.S. 401(k) plan 9.6 -

Depreciation and amortization of properties 50.8 58.1

Depreciation and amortization of

outsourcing assets 48.2 85.4

Amortization of marketable software 50.9 46.5

Disposals of capital assets 1.0 8.2

Loss (gain) on sale of businesses and assets .3 (65.7)

Decrease (increase) in deferred

income taxes, net 33.4 (11.8)

Decrease (increase) in receivables, net 89.5 (23.2)

Decrease (increase) in inventories 21.3 (2.0)

Decrease in accounts payable

and other accrued liabilities (254.6) (37.6)

Decrease in other liabilities (43.2) (35.1)

Decrease (increase) in other assets 17.6 (41.7)

Other .2 .1

------- -------

Net cash provided by operating activities 157.7 150.0

------- -------

Cash flows from investing activities

Proceeds from investments 396.9 317.5

Purchases of investments (394.5) (316.5)

Restricted deposits 30.1 13.9

Investment in marketable software (36.9) (41.8)

Capital additions of properties (32.9) (49.7)

Capital additions of outsourcing assets (31.3) (70.4)

Net proceeds from sale of

businesses and assets (15.0) 121.2

------- -------

Net cash used for investing activities (83.6) (25.8)

------- -------

Cash flows from financing activities

Proceeds from issuance of preferred stock,

net of issuance costs 249.7 -

Payments of long-term debt (462.5) (78.0)

Dividends paid to noncontrolling interests (.4) -

Dividends paid on preferred shares (8.1) -

Proceeds from exercise of stock options 1.4 1.3

Financing fees (2.2) (.1)

------- -------

Net cash used for financing activities (222.1) (76.8)

------- -------

Effect of exchange rate changes on cash

and cash equivalents (13.0) (6.3)

------- -------

(Decrease) increase in cash

and cash equivalents (161.0) 41.1

Cash and cash equivalents, beginning of

period 828.3 647.6

------- -------

Cash and cash equivalents, end of period $667.3 $688.7

======= =======